Exhibit 99.3

NOTE: The undersigned, based on his knowledge, furnishes the following certification, pursuant to 18 U.S.C. §1350.

The undersigned, solely in the capacity as a member of the Administrative Committee that serves as administrator of The Kroger Co. Savings Plan and The Kroger Co. Savings Plan for Bargaining Unit Associates (collectively, the “Plans”), does hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Reports for the Plans on Form 11-K as an exhibit to this Form 10-K/A (collectively, the “Annual Reports”) fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or 78o(d)); and

2.	The information contained in the Annual Reports fairly presents, in all material respects, the financial condition and results of operations of the respective Plans.

For purposes of this certification, I understand and believe the reference to “financial condition and results of operations of the respective Plans” to mean such Plan’s net assets available for benefits and changes in net assets available for benefits under such Plan.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Form 11-K which is an exhibit to this Form 10-K/A or as a separate disclosure document. This certification will not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liability under that section. This certification will not be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically incorporated by reference into such a filing. The “furnishing” of this certification will not be deemed an admission that such certification is required by the Form 11-K.

Dated: June 27, 2003	/s/ PAUL HELDMAN

Paul Heldman
Chairman of the Administrative Committee

A signed original of this written statement has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

NOTE: The undersigned, based on his knowledge, furnishes the following certification, pursuant to 18 U.S.C. §1350.

The undersigned, solely in the capacity as a member of the Administrative Committee that serves as administrator of The Kroger Co. Savings Plan and The Kroger Co. Savings Plan for Bargaining Unit Associates (collectively, the “Plans”), does hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Reports for the Plans on Form 11-K as an exhibit to this Form 10-K/A (collectively, the “Annual Reports”) fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or 78o(d)); and

2.	The information contained in the Annual Reports fairly presents, in all material respects, the financial condition and results of operations of the respective Plans.

For purposes of this certification, I understand and believe the reference to “financial condition and results of operations of the respective Plans” to mean such Plan’s net assets available for benefits and changes in net assets available for benefits under such Plan.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Form 11-K which is an exhibit to this Form 10-K/A or as a separate disclosure document. This certification will not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liability under that section. This certification will not be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically incorporated by reference into such a filing. The “furnishing” of this certification will not be deemed an admission that such certification is required by the Form 11-K.

Dated: June 27, 2003	/s/ J. MICHAEL SCHLOTMAN

J. Michael Schlotman
Chief Financial Officer of the
Administrative Committee

A signed original of this written statement has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.